Exempt Party-in-interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Exempt Party-in-interest Transactions

NOTE 5. EXEMPT PARTY-IN-INTEREST TRANSACTIONS

Plan investments include shares of the Company's common stock. Transactions in the Company's common stock qualify as exempt party-in-interest transactions. The Company's common stock reported in the Statements of Net Assets Available for Benefits was

$453,993,043 and $547,228,495 at December 31, 2025 and 2024, respectively, which represented 2,895,363 and 3,102,202 shares, respectively.

The Recordkeeper, the Trustee and their subsidiaries, as well as the Company and Plan participants, are each a “party-in-interest” to the Plan as defined by ERISA. Fees charged to the Plan for investment management services are reflected as a reduction of the return on each fund or included in administrative fees. Participants are also charged for certain transactions, such as the processing of a loan or a distribution. Each of these transactions qualifies as an exempt party-in-interest transaction under ERISA.

Effective for dividends payable with respect to shares of the Company’s common stock held in a participant’s account under the Plan on or after January 25, 2023, a participant who receives a dividend of $20 or more may elect to have it distributed from the Plan in cash or reinvested in shares of the Company’s common stock in the Plan. Dividends of $161,698 were distributed as cash from the Plan in 2025.